UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 13, 2006

                               Manaris Corporation
             (Exact name of registrant as specified in its charter)

           Nevada                   000-33199               88-0467848
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)     (IRS Employer ID)
      of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
--------------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officer

On September 13, 2006, Andre Monette resigned as Chief Financial Officer of Manaris Corporation (the "Company"), effective immediately. Mr. Monette has served as Chief Financial Officer since February 2005.

On September 14 2006, the Company's Board of Directors appointed the Company's President and Chief Executive Officer, John G. Fraser, to serve as interim Chief Financial Officer to fill the vacancy created by Mr. Monette's resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MANARIS CORPORATION

September 19, 2006                        By: /s/ John G. Fraser
                                              -------------------------
                                              John G. Fraser
                                              President and Chief
                                              Executive Officer